LEASE AGREEMENT
Exhibit 10.31
                                 Barth Building
                                300 E. Second St.
                                Chadron, NE 69937





                                     Lessor:
                                  Ms. Kay Barth
                                  P.O. Box 1177
                               Bismarck, ND 58502

                                     Lessee:
                             ACI Telecentrics, Inc.
                          Lake Pointe Corporate Centre
                        3100 West Lake Street, Suite 300
                           Minneapolis, MN 55416-4510





                                  Prepared by:
                                  Bevin B. Bump
                                  Bump and Bump
                                   PO Box 1140
                                Chadron, NE 69337


                                 LEASE AGREEMENT
                                TABLE OF CONTENTS

1.    LEASE-----------------------------------------------------------------------------------------------1
      -----
1.01  LEASED PREMISES-------------------------------------------------------------------------------------1
1.02  LEASE TERM------------------------------------------------------------------------------------------1
1.03  BASIC RENT------------------------------------------------------------------------------------------1
1.04  TENANT'S PERMITTED USE------------------------------------------------------------------------------2
1.05  UNLAWFUL USE----------------------------------------------------------------------------------------2
1.06  HAZARDOUS SUBSTANCE---------------------------------------------------------------------------------2
1.07  WARRANTIES OF TITLE AND QUIET POSSESSION------------------------------------------------------------2
       1.08  RESTORE PREMISES-----------------------------------------------------------------------------2

2.   REMODELING OF REMISES--------------------------------------------------------------------------------2
     ---------------------
2.01 PARTIES AGREEMENT------------------------------------------------------------------------------------2
2.02 APPROVALS--------------------------------------------------------------------------------------------2
2.03 TENANT'S ACCESS--------------------------------------------------------------------------------------2
2.04 OWNER'S WORK-----------------------------------------------------------------------------------------3
     2.05  TENANT'S ACCEPTANCE----------------------------------------------------------------------------3

3.   TAXES, MAINTENANCE, REPAIRS AND UTILITIES------------------------------------------------------------3
     -----------------------------------------
3.01 ADDITIONAL RENT--------------------------------------------------------------------------------------3
3.02 TAXES------------------------------------------------------------------------------------------------3
3.03 MAINTENANCE AND REPAIR-------------------------------------------------------------------------------3
3.04 UTILITIES--------------------------------------------------------------------------------------------3
     3.05  INSPECTION-------------------------------------------------------------------------------------4

4.    INSURANCE-------------------------------------------------------------------------------------------4
      ---------
4.01  INSURANCE COVERAGE----------------------------------------------------------------------------------4
4.02  CASUALTY INSURANCE----------------------------------------------------------------------------------4
4.03  PUBLIC LIABILITY INSURANCE--------------------------------------------------------------------------5
4.04  FAILURE TO RENEW OR HAVE INSURANCE COVERAGE---------------------------------------------------------5
4.05  PROOF OF LOSS UPON DAMAGE TO PROPERTY---------------------------------------------------------------5
4.06  SETTLEMENT WITH INSURANCE CARRIERS------------------------------------------------------------------5
4.07  BLANKET INSURANCE POLICY----------------------------------------------------------------------------5
      4.08  CERTIFICATE OF INSURANCE----------------------------------------------------------------------6

5.   DAMAGE OR DESTRUCTION--------------------------------------------------------------------------------6
     ---------------------
5.01 BUILDING REPAIR, REPLACEMENT AND REBUILDING----------------------------------------------------------6
     5.02  EXCEPTION--------------------------------------------------------------------------------------6


6.   EMINENT DOMAIN---------------------------------------------------------------------------------------7
     --------------
     6.01 EMINENT DOMAIN----------------------------------------------------------------------------------7

7.   TENANTS FURTHER OBLIGATION TO OWNER------------------------------------------------------------------7
     -----------------------------------
7.01 SUBORDINATION----------------------------------------------------------------------------------------7
7.02 TENANT TO HOLD OWNER HARMLESS------------------------------------------------------------------------8
7.03 INTEREST---------------------------------------------------------------------------------------------8
7.04 SURRENDER OF PREMISES--------------------------------------------------------------------------------8
     7.05  HOLDING OVER-----------------------------------------------------------------------------------8

8.   DEFAULT OF TENANT------------------------------------------------------------------------------------9
     -----------------
8.01 DEFAULT OF TENANT------------------------------------------------------------------------------------9
     8.02 OWNER'S REMEDIES UPON TENANT'S DEFAULT----------------------------------------------------------9

9.   ASSIGNMENTS OF LEASE--------------------------------------------------------------------------------10
     --------------------
9.01 OWNER MAY ASSIGN------------------------------------------------------------------------------------10
     9.02  ASSIGNMENT------------------------------------------------------------------------------------10
     9.03  SUBLETTING------------------------------------------------------------------------------------10

10.   MISCELLANEOUS--------------------------------------------------------------------------------------11
      -------------
10.01 REASONABLE CONSENT---------------------------------------------------------------------------------11
10.02 NOTICES--------------------------------------------------------------------------------------------11
10.03 PERSONAL PROPERTY AT TENANT'S RISK-----------------------------------------------------------------11
      10.04  NO PARTNERSHIP, JOINT VENTURE OR PRINCIPAL/AGENT
             RELATIONSHIP CREATED------------------------------------------------------------------------11
10.05 AMENDMENT------------------------------------------------------------------------------------------11
10.06 SEVERABLE PROVISION--------------------------------------------------------------------------------12
10.07 ENTIRE AGREEMENT-----------------------------------------------------------------------------------12
10.08 REPRESENTATIVES------------------------------------------------------------------------------------12
10.09 DUPLICATE ORIGINALS--------------------------------------------------------------------------------12
10.10 CAPTIONS, HEADINGS, OR TITLES----------------------------------------------------------------------12
10.11 WAIVER---------------------------------------------------------------------------------------------12
10.12 NEBRASKA LAW---------------------------------------------------------------------------------------12
      10.13 SUCCESSORS AND ASSIGNS-----------------------------------------------------------------------12
      10.14 CONTINGENCY----------------------------------------------------------------------------------13

                                 LEASE AGREEMENT


     THIS AGREEMENT made this thirtieth day of April, 1997, by and between KAY BARTH, P.O. Box 1177, Bismarck, ND 58502, as the Owner, and ACI TELECENTRICS INCORPORATED, Lake Pointe Corporate Centre, 3100 West Lake Street, Suite 300, Minneapolis, MN 55416-4510, as the Tenant, and therefore. IT IS MUTUALLY UNDERSTOOD AND AGREED BY AND BETWEEN THE PARTIES AS FOLLOWS:


1.   LEASE

     1.01 LEASED PREMISES: Owner in consideration of the agreements and covenants of Tenant, set forth herein, does hereby Lease to Tenant the building, containing approximately nine thousand four hundred (9,400) square feet, together with all of the parking area containing at least twenty-one parking stalls, at 300 East Second Street in Chadron, Nebraska, referred to herein as "premises", all located on the following described real estate: Lots One (1), Two (2), Three (3), Four (4) and Five (5) in Block One (1) of the Original Town (now city) of Chadron, Dawes County, Nebraska.

     1.02 LEASE TERM: The Lease term is for ten (10) years and commences on July 1, 1997, and expires on June 30, 2007.

     1.03 BASIC RENT: Tenant, in consideration of leasing the premises, covenants and agrees with Owner, to pay Owner as basic rent the total sum of Four Hundred Twenty Thousand Dollars ($420,000.00) payable in the following manner: $3,500.00 on the first day of July, 1997, and $3,500.00 on the first day of each month thereafter during the term of this Lease, by mailing the same to Owner at Owners address set out herein, or wherever Owner should later designate.

     1.04 TENANT'S PERMITTED USE: Tenant covenants and agrees that the premises will be used for the purpose of conducting thereon a telemarketing business.

     1.05 UNLAWFUL USE: Tenant agrees not to commit or permit any act to be performed on the premises or any omission to occur which will be in violation of any statute, regulation, or ordinance of any governmental body.

     1.06 HAZARDOUS SUBSTANCE: Tenant will not use, store, keep or permit any hazardous, toxic, explosive or flammable substances on the property without the express written consent of Owner.

     1.07 WARRANTIES OF TITLE AND QUIET POSSESSION: The Owner warrants that the Owner has full right to make this Lease subject to the terms of this Lease, and the Tenant shall have quiet and peaceable possession of the premises during the term of this Lease as against the acts of all parties claiming title to, or a right to possession of, the premises.

     1.08 RESTORE PREMISES: In the event Tenant defaults or terminates this agreement, Tenant agrees to restore the premises to substantially the same condition as it is at the completion of its remodeling as hereafter provided.


2.   REMODELING OF PREMISES

     2.01 PARTIES AGREEMENT: It is agreed by the parties hereto that Owner shall be remodeling the premises during the months of May and June, 1997, pursuant to the specifications prepared and submitted by Fuller Construction of Chadron, Nebraska, formulated around the general requirements of Tenant as explained to Fuller Construction by Dana Olson representing Tenant. Such specifications, marked Exhibit A are attached hereto and made apart hereof by this reference.

     2.02 APPROVALS: All remodeling plans shall be approved by the State of Nebraska Fire Marshall and the City of Chadron Building Official.

     2.03 TENANT'S ACCESS: Tenant shall have access to the premises during the months of May and June, 1997, while the premises is being remodeled, by making arrangements with Fuller Construction, the General Contractor.

     2.04 OWNER'S WORK: Owner agrees, at its cost, to construct those improvements to the premises identified in the Fuller Construction bid attached hereto as Exhibit A, and to complete such work on or before July 1, 1997.

     2.05 TENANT'S ACCEPTANCE: After acceptance of the premises by Tenant, Owner will be under no obligation to alter, change, decorate or improve the premises, except for items not completed in accordance with Section 2.04 above.


3.   TAXES, MAINTENANCE, REPAIR AND UTLITIES

     3.01 ADDITIONAL RENT: This Lease is a triple-net Lease and in consideration of this Lease and the rate of rent contained in this Lease Tenant agrees that during the term of this Lease, Tenant will, at it's own expense, pay all taxes, maintenance, repair, utilities and insurance that are specifically set out herein.

     3.02 TAXES: Tenant shall pay the real estate taxes levied upon the building and lots during the term of this Lease. Taxes shall be paid to Owner within ten
(10) days from demand by Owner, and Owner shall furnish Tenant with Tax Receipts from the Dawes County Treasurer. If the Tenant does not occupy the property for an entire tax year, then the Tenant shall pay taxes upon a pro-rata basis.

     3.03 MAINTENANCE AND REPAIR: (a.) Tenant shall, at its sole expense, keep and maintain the interior and parking area of the premises in good condition and repair. The standard for comparison and need of repair will be the condition of the premises at the time of completion of remodeling and all repairs shall be made by a licensed and bonded contractor. Tenant shall pay for the maintenance of any and all windows, doors and glass. Parking lot maintenance shall include, but be not limited to; snow removal, painting stripes and sealing cracks. (b.) Owner shall be responsible for maintenance and repair of the HVAC, the exterior of the building, the roof and structural integrity of the building, unless damage is caused by the negligence or intentional acts of Tenant, it's agents, employees, visitors or licenses.

     3.04 UTILITIES: Tenant shall at its cost keep and maintain all utilities and fixtures used by Tenant in good order and repair and furnish all expendables (light bulbs, ballast, paper goods, soaps, etc.) used in the premises. Tenant further agrees to pay from time to time, as the utility payments come due, all utility payment including; telephone, water, gas, electricity, sewer, trash removal and similar payments.

     3.05 INSPECTION: Tenant covenants and agrees that the Owner shall, at reasonable times, have the right to enter and inspect all portions of the leased premises.


4.   INSURANCE

     4.01 INSURANCE COVERAGE: All insurance provided for in this Lease will be issued by an Insurance Company authorized to do business in the State of Nebraska and which has and maintained a rating of A/VII in the Best's Insurance Report or the equivalent; be primary and noncontributing with any insurance carried by the Owner, and shall name Tenant and Owner as insureds, as their respective interests may appear. The payment of all required premiums herein made by the Tenant, for all insurance policies required by this Lease shall be made by the Tenant as additional rent. All insurance policies maintained pursuant to this Lease shall provide that there shall be no cancellation, non-renewal, termination for any reason, or modification without at least ten
(10) days prior written notification to Owner. To the extent obtainable, all policies shall contain an agreement by the insurers (a) that any loss shall be payable to Owner notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance, (b) that such policies shall not be cancelled except upon ten days prior written notice to Owner, and (c) that the coverage afforded thereby shall not be affected by the performance of any work in or about the leased premises. Owner shall not have any right of action against Tenant on account of any loss or damage from fire and extended coverage, provided such loss is covered by insurance and provided this waiver by Owner does not invalidate any insurance policy.

     4.02 CASUALTY INSURANCE: Owner agrees to insure the building with a hazard insurance policy which shall insure the improvements and personal property which are part of the building against loss or damage by fire, lightning, and other perils as required by the Nebraska Standard Fire Insurance Policy and extended coverage endorsements, together with plate glass coverage insurance in amounts sufficient to prevent Owner or Tenant from becoming a coinsured within the terms of the applicable policies, and in any event in an amount equal to 100% of the full replacement value of the building and the building service equipment, with no deductions for depreciation. Tenant shall pay the insurance premium for such hazard insurance coverage upon the building during the term of this Lease. Such premium shall be paid by Tenant to Owner within ten days from demand by Owner, and Owner shall furnish Tenant with receipts showing proof of payment of such insurance. If Tenant does not occupy the premises for an entire calendar year, then Tenant shall pay the insurance premium upon a pro-rata basis.

     4.03 PUBLIC LIABILITY INSURANCE: Tenant shall keep the leased premises insured throughout the term of this Lease, at its sole cost and expense and pay the insurance premium for insurance policies to provide coverage for claims for personal injury or property damage, under a policy of general public liability insurance, with such limits as may reasonably be requested by the Owner from time to time, but not less than $300,000 / $1,000,000 in respect to bodily injury, and $100,000 for property damage.

4.04 FAILURE TO RENEW OR HAVE INSURANCE COVERAGE: If any policy maintained pursuant to this Lease is not renewed on or before fifteen (15) days prior to its expiration date or if no insurance policy is in force at any time, the Owner may procure such insurance, pay the premiums therefor, and such sums shall be immediately due and payable with interest, at the rate provided in this Lease, until paid.

4.05 PROOF OF LOSS UPON DAMAGE TO PROPERTY: If any loss occurs which may be covered by insurance, Tenant will immediately notify Owner of the loss and shall make the proof of loss within the earlier of seven (7) days or the time required under the insurance policy. If Tenant fails to make the proof of loss, the Owner may make the proof of loss.

4.06 SETTLEMENT WITH INSURANCE CARRIER: If the hazard insurance carrier refuses to pay a claim or offers to settle for less than the full cost of repairs or replacement, Tenant shall advise the Owner. Tenant shall not make a settlement for less than the full cost of repair or replacement without the written consent of Owner. Any attorney fees or other costs which are incurred by Owner in any action against an insurance carrier shall be repaid by Tenant upon demand.

4.07 BLANKET INSURANCE POLICY: In the event Tenant provides any insurance required by this Lease in the form of a blanket policy, the Tenant shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of the Lease, and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy.

4.08 CERTIFICATE OF INSURANCE: Tenant will deliver a Certificate of Insurance or a copy of the policy to the Owner within thirty (30) days of execution of this Lease and will provide evidence of renewed insurance coverage at each anniversary, and prior to the expiration of any current policies. Tenant's failure to provide evidence of this coverage to Owner may, in Owners sole discretion, constitute a default under this Lease.


5.   DAMAGE OR DESTRUCTION

     5.01 BUILDING REPAIR, REPLACEMENT, AND REBUILDING: If the building or any improvement upon the leased premises is totally or partially destroyed or damaged as a result of a casualty or hazard, Owner shall promptly repair, replace, and rebuild such building or other improvement at least to the extent of its value immediately prior to such occurrence. If the work of repairing, replacing, or rebuilding shall not be commenced within thirty (30) days and completed within a reasonable time as agreed upon by the parties, then Tenant shall have the right to terminate this Lease, by giving to Owner at least 30 days written notice of such intention. If before the expiration of such 30 day period such work shall not have been commenced and the other conditions hereof complied with, this Lease shall cease and expire and the insurance proceeds received and receivable shall belong to and be retained by Owner, without claim thereon by Tenant.

     5.02 EXCEPTION: Except as otherwise provided in this Lease, this Lease shall not terminate or be affected in any manner by reason of the damage or destruction, by fire or other casualty, in whole or in part, of the leased premises or the building or improvement thereon, or by reason of the untenantability of the leased premises; provided however, the fixed rent reserved in this Lease, as well as all other charges payable hereunder, shall abate until such time as such damage or destruction has been repaired and the premises shall be made tenantable.

6.    EMINENT DOMAIN

     6.01 EMINENT DOMAIN: If the premises are taken by any public authority under the power of eminent domain or sold to any public authority pursuant to threat of eminent domain, then division of damages shall be made as follows;

     (a) The Owner shall receive the full appraised value of the building (valued at the greater of the value with this Lease or the value without this Lease).

     (b) The Owner shall receive any other damages or other awards based upon considerations other than value of the building which were awarded to the Owner.

     (c) The Tenant shall receive any excess amount of any damages over the Owner's full appraised value determined in subparagraph (a) above, which are awarded to the extent of the damages which Tenant has suffered for the loss of the remainder of its Lease.

     (d) The Owner shall receive any excess damages based upon the value of the building.

     (e) The Tenant shall receive any other damages or other awards based upon considerations other than value of the building which were awarded to the Tenant.

     (f) The allocation of damages shall be mutually agreed upon by the governmental authorities exercising the power of eminent domain, by the Owner and by the Tenant. In the event that there is not agreement on allocation as provided in this paragraph, the parties may agree to an award of damages for the value of the building and the Lease.


7.    TENANTS FURTHER OBLIGATION TO OWNER

     7.01 SUBORDINATION: The Tenant agrees that at the Owner's election, this Lease shall be subordinate to any land lease, mortgages or trust deeds now on or placed on the property and to any and all advances to be made thereunder, and to the interest thereon, and to all renewals, replacements and extensions thereof, so long as such land lessor or lender provides Tenant with a non-disturbance agreement.

     7.02 TENANT TO HOLD OWNER HARMLESS: Except in the case of the negligence of the Owner, the Owner's agents or the Owner's employees, the Tenant agrees to indemnify and defend the Owner against any liability for damages to any person or property in or about the premises, caused by Tenant or Tenant's agents, employees, officers or invitees. The Owner shall not be liable to the Tenant, its agents, employees, representatives, customers or invitees for any personal injury, death or damage to property caused by theft, burglary, water, gas, electricity, fire or for any other cause occurring on or about the property.

     7.03 INTEREST: In the event Tenant fails to perform any of its promises contained in this Lease, including the failure to pay rent, then any unpaid rent and any sum advanced by the Owner under the terms of this agreement shall bear interest from the due date or the date of payment by the Owner, respectively, to the date of payment to the Owner by the Tenant at the rate of 16% per annum.

     7.04 SURRENDER OF PREMISES: The Tenant shall quit and surrender the premises at the end of the term in as good condition as the reasonable use thereof will permit, and shall not make any alterations, additions or improvement to the premises, except as provided herein, without the written consent of the Owner, and all alteration, additions or improvements which may be made by either of the parties hereto on the premises, except movable furniture, fixtures and equipment put in at the expense of the Tenant, shall be the property of the Owner, and shall remain on and be surrendered with the premises as part thereof at the termination of this Lease, without hindrance, molestation or injury. It is agreed that movable partitions made of wood and glass and set on top of the carpet and not attached to the ceiling and building are movable furniture, fixtures and equipment.

     7.05 HOLDING OVER: In the event that the Tenant remains in possession of the premises after the expiration of this Lease without the execution of a new Lease, Owner may take any legal action to remove the Tenant. If the Owner accepts a rent payment for a period of time after the end of the Lease or otherwise acknowledges the tenancy, then Tenant is deemed to be occupying the premises as a Tenant from month-to-month. Any month-to-month tenancy is subject to all the conditions, provisions, and obligations of this Lease. The increased base rent shall then be adjusted by any CPI inflation index or by any other adjustment method provided in this Lease.


8.   DEFAULT OF TENANT

     8.01 DEFAULT OF TENANT: A default by Tenant under this Lease shall occur if any of the following occur, but a default is not limited to the following:

     (a) Any one or more rent payments due from the Tenant to the Owner shall be and remain unpaid in whole or part within three (3) days after receipt of written notice from Owner that such payment is in default;

     (b) The Tenant fails to provide insurance as required by this Lease and the default continues for more than 10 days after notice from Owner;

     (c) The Tenant violates or defaults in any of the other covenants, agreements, stipulations or conditions herein and such violation or default shall continue for a period of thirty (30) days after written notice from the Owner of such violation of default;

     (d) If the Tenant shall become insolvent, make an assignment for the benefit of its creditors, or if a receiver is appointed for the Tenant;

     (e) Abandonment of the property by the Tenant (any absence by Tenant for more than seven days without notice to Owner shall be presumed to be an abandonment).

     8.02 OWNER'S REMEDIES UPON TENANT'S DEFAULT: The remedies provided in this paragraph are not exclusive and are in addition to any other remedies now or later allowed by law. Upon default of the Tenant:

     (a) The Owner may, at its option, declare this Lease forfeited, the term of the Lease ended, has the right to reenter the property and further the right to take possession of the property without any further obligation to Tenant. Owner may remove all persons and property at the cost of Tenant.

     (b) Owner may instead elect to keep Tenant in possession and continue to have all rights and remedies under this Lease. If Owner elects to keep Tenant in possession, Owner shall have the rights under subparagraph
         (a) for any future defaults of for any previous default which remains uncured.

     (c) If Owner elects under subparagraph (b) to keep the Lease in force, Owner may lease the premises to a new Tenant at a rate of rent determined by Owner to be reasonable. Tenant shall pay to Owner any costs incurred in leasing the property and any rents under this Lease in excess of the rent which Owner actually receives from new Tenant. The new Tenant may pay rents directly to Owner.

     (d) Nothing in this paragraph shall be interpreted to release Tenant from any liability for any indemnification provided to Owner under this Lease for any occurrence or omission prior to the date of termination of the Lease.


9.    ASSIGNMENTS OF LEASE

     9.01 OWNER MAY ASSIGN: Owner's rights to assign this Lease are and shall remain unqualified. No assignment by Owner shall release Owner of any of its obligations under this Lease for any time prior to the date of the assignment.

     9.02 ASSIGNMENT: During the first five years of this Lease Tenant shall not assign or transfer this Lease or any interest in this Lease or any portion of this Lease. After the fifth year of this Lease Tenant may assign or transfer this Lease or any interest in this Lease or any portion of its Lease with the prior written consent and approval of Owner in each instance. No assignment or transfer shall release Tenant of its obligations under this Lease unless approved by Owner. This provision shall apply to any assignment or transfer of this Lease, whether by voluntary act, operation of law, or otherwise.

     9.03 SUBLETTING: Tenant may not sublet the property or any part of the property without the prior written consent of Owner in each instance during the first five year term of this Lease. Thereafter Tenant may sublease the Premises, provided Tenant gives Owner a thirty (30) day prior written notice of such sublease, containing the name, address and telephone number of Sub-Tenant. This provision shall apply to any sublease, whether by voluntary act, operation of law, or otherwise. The subletting of the Lease premises by Tenant shall not release Tenant of its obligations under this Lease.


10.   MISCELLANEOUS

     10.01 REASONABLE CONSENT: Whenever the Owner's or the Tenant's consent shall be required under this Lease, such approval or consent shall not be arbitrarily or unreasonably conditioned, delayed, or withheld. The consent of Owner or of Tenant shall be deemed to have been given, unless within twenty (20) days of the request for such approval or consent, the Owner or the Tenant, as appropriate, notifies the requesting party that the receiving party is denying such approval or consent. The refusal must state the reasonable ground for the refusal to grant such approval or consent.

     10.02 NOTICES: All notices, statements, demands, requests, consents, approvals, authorizations, offers, agreements, appointments, or designations under this Lease by either party to the other will be in writing and will be considered sufficiently given and served upon the other party if sent by certified or registered mail, return receipt requested, postage prepaid, delivered personally, or by a national overnight delivery service and addressed to the other party at the parties address set out herein or otherwise designated.

     10.03 PERSONAL PROPERTY AT TENANT'S RISK: All personal property including fixtures, kept, stored or maintained on the premises by Tenant shall be so kept, stored or maintained at the sole risk of the Tenant.

10.04 NO PARTNERSHIP, JOINT VENTURE OR PRINCIPAL/AGENT RELATIONSHIP CRATED:
Nothing in this agreement shall be interpreted as creating a partnership, joint venture or relationship of principal and agent between the parties.

10.05 AMENDMENT: No amendment of this agreement shall be valid unless it is in writing and is signed by the parties or by their duly authorized representatives, and unless it specifies the nature and extent of the amendment.

10.06 SEVERABLE PROVISION: Each provision, section, sentence, clause, phrase and word of this agreement is intended to be severable. If any provision, section, sentence, phrase, or word herein is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Lease.

10.07 ENTIRE AGREEMENT: This agreement contains the entire understanding of the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

10.08 REPRESENTATIONS: No representations, warranties, undertakings or promises, whether oral, implied, written, or otherwise, have been made by either party hereto to the other unless expressly stated in this agreement. Neither party has relied on any verbal representations, agreements, or understandings not expressly set forth in this agreement.

10.09 DUPLICATE ORIGINALS: This agreement may be executed in several duplicate originals, but all copies shall be only one agreement.

10.10 CAPTIONS, HEADINGS, OR TITLES: All captions, headings, or titles in the paragraphs or sections of this agreement are inserted for convenience of reference only and shall not constitute a part of this agreement as a limitation of scope of the particular paragraphs or sections to which they apply.

10.11 WAIVER: Any Waiver by either party of default of the other party of this agreement shall not affect or impair any right arising form any subsequent default. No custom or practice of the parties which varies from the terms of this agreement shall be a waiver of either party's right to demand exact compliance with the terms of this agreement.

     10.12 NEBRASKA LAW: This agreement shall be construed and enforced in accordance with the laws of the State of Nebraska.

     10.13 SUCCESSORS AND ASSIGNS: This agreement shall be binding on and shall inure to the benefit of the parties to this agreement and their respective assigns, executors, heirs, personal representatives, and successors.

     10.14 CONTINGENCY: The parties hereto acknowledge that this Lease is contingent upon Tenant obtaining approval and execution, by the Nebraska Department of Economic Development, of that certain Memorandum of Understanding with the Nebraska Department of Economic Development, identified as #97-ED-001. Upon such approval this contingency in this Section has been met and Section
10.14 is thereupon stricken and deleted from this Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement the day and year first above written.

                                    /s/ KAY BARTH
                                    Kay Barth, OWNER

                                    /s/ WILLIAM R. BARTH, JR.
                                    William R. Barth, Jr.

ATTEST:                             ACI TELECENTRICS, INC. a Corporation, TENANT
                                                         /s/ Steven A. Kahn
----------------------                                   -----------------------
Secretary                                                Vice President

     STATE OF  NORTH DAKOTA,)
                            )  SS.
     County of  Morton      ,)

     The foregoing Lease Agreement was acknowledged before me this __ day of ________, 1997, by Kay Barth, and William R. Barth, Jr. Wife and Husband.

                                                              ------------------
                                                                   Notary Public
     My Comm. Expires:

     STATE OF  MINNESOTA,)
                         )  SS.
     County of  Hennepin ,)

     The foregoing Lease Agreement was acknowledged before me this __ day of ____________, 1997 by ____________________ President of ACI TELECENTRICS, INC, a
Corporation, on behalf of the Corporation.


                                                              ------------------
                                                                   Notary Public
     My Comm. Expires: